Summary Prospectus July 29, 2016
Laudus Mondrian Emerging Markets Fund

Ticker Symbols:	Investor Shares: LEMIX	Select Shares®: LEMSX	Institutional Shares: LEMNX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.csimfunds.com/laudusfunds_prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus and SAI, both dated July 29, 2016, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund seeks long-term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
	Institutional	Select	Investor
Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00	2.00	2.00
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.00	1.00	1.00
Distribution (12b-1) fees	None	None	0.25
Other expenses	0.21	0.30	0.36
Total annual fund operating expenses	1.21	1.30	1.61
Less expense reduction	(0.01)	(0.01)	(0.01)
Total annual fund operating expenses after expense reduction[1]	1.20	1.29	1.60
[1]	The investment adviser has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 1.20%, 1.35%, and 1.60% for the Institutional, Select and Investor classes, respectively, until at least July 30, 2018. During this term, the agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the fund to the investment adviser during the next two fiscal years to the extent that the repayment will not cause the fund’s total annual fund operating expenses to exceed the limit (as stated in the agreement) during the respective year. The investment adviser may, but is not required to, extend the agreement for additional years.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Institutional Shares	$122	$382	$663	$ 1,464
Select Shares	$131	$ 410	$ 711	$ 1,566
Investor Shares	$163	$506	$ 874	$1,909
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 28% of the average value of its portfolio.
Principal investment strategies
The fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser. Normally, the fund will invest primarily in common stocks. The fund may also purchase other investment funds, including, but not limited to, registered funds, including exchange-traded funds (ETFs). The fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. The subadviser currently defines companies with large market capitalizations generally, as those with market capitalizations of $3.5 billion or more at the time of purchase. This level is subject to market movements and is regularly reviewed by the subadviser. Typically, the fund invests in securities of approximately 45-55 companies.
Under normal circumstances, the fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of emerging markets issuers.

1 of 4

The subadviser’s approach in selecting investments for the fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the fund, the subadviser identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The subadviser conducts fundamental research on a global basis in order to identify securities that, in the subadviser’s opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The subadviser’s general management strategy emphasizes long-term holding of securities, although securities may be sold in the subadviser’s discretion without regard to the length of time they have been held.
The fund considers an “emerging country” to be any country except the United States, Canada, and those in the MSCI EAFE® Index. Although this is not an exclusive list, the subadviser considers an emerging country security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country.
The fund may invest in securities issued in any currency and may hold foreign currency. The fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. The fund may invest in derivative instruments, principally futures contracts. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income.
The fund may buy and sell portfolio securities actively. As a result, the fund’s portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. As with all actively managed funds, the fund is subject to the risk that its subadviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund's investments in large-cap stocks will reflect the risks associated with the large-cap segment of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the performance of the fund’s investments in large-cap securities will lag these investments.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.
2 of 4

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Exchange-Traded Fund (ETF) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/laudusfunds_prospectus.
Annual total returns (%) as of 12/31
Investor Shares
Best Quarter: 30.77% Q2 2009
Worst Quarter: (24.80%) Q4 2008
Year-to-date performance (non-annualized and pre-tax) of the fund's Investor Shares as of 6/30/2016: 9.42%
Average annual total returns as of 12/31/15
	1 year	5 years	Since Inception (11/2/07)
Investor Shares
Before taxes	(19.76%)	(5.86%)	(3.60%)
After taxes on distributions	(19.74%)	(5.91%)	(3.67%)
After taxes on distributions and sale of shares	(10.87%)	(3.98%)	(2.36%)
Select Shares
Before taxes	(19.46%)	(5.54%)	(3.30%)
Institutional Shares
Before taxes	(19.36%)	(5.48%)	(3.24%)
Comparative Index (reflects no deduction for expenses or taxes)
MSCI Emerging Markets Index (Net)[1]	(14.92%)	(4.81%)	(3.67%)
[1]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Subadviser
Mondrian Investment Partners Limited
Portfolio managers
Andrew Miller, Chief Investment Officer-Emerging Markets Equities Team of the subadviser, has been a portfolio manager of the fund since its inception.
Ginny Chong, CFA, Senior Portfolio Manager-Emerging Markets Equities Team of the subadviser, has been a portfolio manager of the fund since its inception.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange (NYSE) is open. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the fund reserves the right to treat such day as a business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
3 of 4

Laudus Mondrian Emerging Markets Fund; Ticker Symbol:    Investor Shares: LEMIX    Select Shares®: LEMSX    Institutional Shares: LEMNX
You may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Investors must contact the transfer agent by phone or in writing to obtain an account application. Investors may contact the transfer agent:
•by telephone at 1-800-447-3332; or
•by mail to Boston Financial Data Services, Attn: Laudus Funds, P.O. Box 8032, Boston, MA 02266.
Name of class	Minimum initial fund investment	Subsequent investment
Institutional	$500,000	None
Select	$ 50,000	None
Investor	$ 100	None
These minimums may be waived for certain investors or in the fund's sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
REG55964-21    00169405
4 of 4